EXHIBIT 99.1

October 2, 2007

Opening Remarks 400 East Kaliste Saloom Road, Suite 6000 Lafayette, Louisiana 70508 Phone: (337) 232-7028 Fax: (337) 232-0044 www.petroquest.com NYSE: PQ Corporate Contact: Todd Zehnder The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, the impact of inclement weather conditions including hurricanes, drilling and operating risks, uncertainties about the estimates of reserves, competition, environmental risks, government regulation and the ability of the company to meet its stated business goals.

Corporate Characteristics Historically, the Company has been successful in growing through the drill bit and strategic acquisitions 8-year(1) historical drilling success rate - 89% 8-year(1) F&D and Reserve Replacement - $2.87/Mcfe and 220% Diversification of asset base into different geographic regions starting in 2003 has been successful in lowering reserve replacement risk, lengthening the Company's reserve life and expanding the Company's opportunity set Substantial number of quality exploration and exploitation opportunities for a company of its size Woodford and Fayetteville Shale acreage highly prospective Substantial reserve exposure in Gulf Coast drilling program Highly experienced management team with proven track record for generating stockholder returns (1) Begins in 1999

Adding Up Our Milestones Merger $0.81 $900 $163 $15.25

Eight(1) Years of Growth Reserves 33% CAGR Production 41% CAGR Cash Flow 125% CAGR Stockholders' Equity 34% CAGR Stock price 41% CAGR (1) Begins in 1999

Company Growth Strategy Optimize Existing Production Development Drilling Resource Play Development Synergistic Acquisitions Exploration Program Increases in Corporate Metrics

Our Properties PQ operated (1) As of June 30, 2007 Gulf Coast Region Represents PQ Office Locations Arkoma Basin Tulsa East Texas We have grown beyond being solely a Gulf Coast Basin company - our goal is to have 75% of our reserves in long-lived basins 60% Reserves (1) 40% Reserves (1) Lafayette Houston

EAST TX ARKOMA UNCONVENTIONAL PLAYS 1P Reserves (1) Drilling Locations (1) Estimated 2007 Production EAST TEXAS ARKOMA (OKLAHOMA) ARKOMA (ARKANSAS) SOUTH LOUISIANA OFFSHORE GULF OF MEXICO Our Portfolio Three separate basins - all poised for growth Three separate basins - all core to PQ 3P Reserves (1) (1) Reserves and locations as of December 31, 2006, except Arkansas (reserves in Bcfe) 45.4 24.5 - 23.8 40.8 134.5 308 517 210 112 284 1,431 467 624 215 24 22 1,352 CONVENTIONAL PLAYS 72% Long- Life Reserves

Propelling our Future Growth Concentration in three core areas with significant control of operations Large acreage positions with expansion potential Facilities ownership and control Value adding potential through technology improvements in long-lived areas More than 50% of projected reserve growth will come from new "resource" plays 60% of our reserves are in long-lived basins To date - 94% drilling success rate in long-lived areas 26% of our daily production is from these areas (average of 2Q 2007)

Arkoma Basin Approximately 27,000 net acres in the Woodford Shale Over 17,000 net acres in the Fayetteville Shale Current production of ~12,000 Mcf/day, increasing monthly

Woodford Shale Accelerating Activity Estimated locations: 300+ on 80 acre spacing; 600+ on 40 acre spacing Historically one operated rig working in the Woodford Shale Second rig currently drilling with a third operated rig budgeted for early 2008 Continuous non-operated activity in the Woodford Shale (5 wells completed, 3 wells drilling & 15 AFEs in hand) PQ currently participating in two separate 3-D seismic projects Operate 185 miles of gathering system in Oklahoma (evaluating strategic alternatives)

Woodford Shale Woodford Shale Well Economics Internal Rate of Return (%) Gas Price (per Mcf) Krebs Morrow Devonian Hartshore Coal 2,500' Mayes Shale Frac Barrier Woodford Shale 7,000' Sylvan Shale Frac Barrier Cromwell Sandstone 5,400' Cromwell Sandstone 5,400' Mississippian Caney Shale 6,400' Based on horizontal well economics of: · Reserves - 2.5 to 3.5 Bcf · Completed well cost - $4.2MM to $4.7MM · I.P. Rate - 2.5 to 4.0 Mmcf/day

Woodford Shale - Upside Leverage Ticker Woodford Acres Acres/EV (1) PQ 27,000 36.7 NFX 145,000 18.2 SM 39,000 15.7 CHK 100,000 3.7 DVN 50,000 1.6 (1) Represents number of acres per million dollars of enterprise value. Woodford acres and enterprise values as of July 30, 2007 (1) Represents number of acres per million dollars of enterprise value. Woodford acres and enterprise values as of July 30, 2007 (1) Represents number of acres per million dollars of enterprise value. Woodford acres and enterprise values as of July 30, 2007 Pontotac Coal Pittsburg Macintosh Haskell Latimer NFX CHK PQ SM DVN Oklahoma Hughes

Fayetteville Shale Targeting over 20,000 acres near term, with over 17,000 net acres acquired as of August 2007 and continued activity through 2,500 option acres, integration procedures, additional leasing and ongoing acquisitions Estimated locations: 215 on 80 acre spacing PQ currently involved in integration for multiple horizontal wells during the second half of 2007 (15 AFEs in hand)

Fayetteville Shale Fayetteville Shale Well Economics Internal Rate of Return (%) Gas Price (per Mcf) Bloyd 1000' Morrowan Shale Hindsville Moorefield Shale 2500' Boone St Joe Chattanooga Shale 4000' Hale 1500' Morrowan Shale Morrowan Shale Morrowan Shale Fayetteville Shale 2100' Mississippian Pennsylvanian Devonian Basin Type Curve Gravel Hill Type Curve GRAVEL BASIN HILL Reserves, BCFe 1.4 to 3.5 2.0 to 3.5 Completed well cost, $MM 1.8 to 3.4 2.3 to 2.5 Max Monthly Rate, MMCFD 1.2 to 3.9 1.7 to 3.1 Based on horizontal, slickwater/gel frac well economics of:

Fayetteville Shale - Upside Leverage Ticker Fayetteville Acres Acres/EV (1) SWN 900,000 128.4 SCU 17,500 138.2 CHK 1,080,000 39.9 PQ 17,000 23.1 HK 80,000 20.0 EPEX 4,629 7.7 (1) Represents number of acres per million dollars of enterprise value. Fayetteville acres and enterprise values as of July 30, 2007 (1) Represents number of acres per million dollars of enterprise value. Fayetteville acres and enterprise values as of July 30, 2007 (1) Represents number of acres per million dollars of enterprise value. Fayetteville acres and enterprise values as of July 30, 2007 SCU SWN HK EPEX CHK SWN SWN Pope Cleburne Stone Van Buren SCU CHK PQ HK

East Texas Basin 50,000 net acres; anchored by SE Carthage Field 12,000 Mcfe/day net production (average of second quarter '07) 11,000 Mcfe/day net production in SE Carthage Field 1,000 Mcfe/day net production in other areas Travis Peak and Cotton Valley Formations $1.9 MM average well cost - dual completion 1+ Bcfe reserve potential per well Over 100 identified locations in SE Carthage Field Adding locations through internal prospect generation and acreage acquisitions One full time operated rig working in the basin; continuous non- operated activity throughout the year Drilling first of 12 planned non-operated Travis Peak wells (PQ 50% WI) 2nd non-operated rig currently drilling horizontal Buda (oil) play (PQ 35% WI)

East Texas Basin SE CARTHAGE NET ACRES: 23,900 POTENTIAL DRILLS: 100+ NICKLAUS PROSPECT NET ACRES: 1,700 POTENTIAL DRILLS: 15+ JONES PROSPECT NET ACRES: 10,000 POTENTIAL DRILLS: 15+ SOUTH ALTO NET ACRES: 1,900 POTENTIAL DRILLS: 15 HOGAN PROSPECT NET ACRES: 500 POTENTIAL DRILLS: 15+ PALMER PROSPECT NET ACRES: 800 POTENTIAL DRILLS: 15+ PROSPECTS DISCOVERIES TEXAS WEEKLEY PROSPECT NET ACRES: 5,500 POTENTIAL DRILLS: 15 TOMS PROSPECT NET ACRES: 1,500 POTENTIAL DRILLS: 6

Resource Players Cash Flow Comparison PetroQuest Energy Bill Barrett Corp Carrizo Oil & Gas Denbury Resources EOG Resources Gasco Energy Goodrich Petroleum Quicksilver Resources Southwestern Energy The Exploration Co. Ultra Petroleum Average, excluding PetroQuest Average, excluding high / low & PetroQuest 2006E CF Multiple(1) 4.7 5.1 14.2 7.7 5.9 20.4 15.6 13.8 14.9 12.8 17.7 12.8 11.5 (1) Complied analyst cash flow per share estimates Bloomberg L.P.. Company stock prices are as of (1) 12/31/2006 and (2) 04/30/2007. 2007E CF Multiple(2) 3.2 6.0 12.8 9.1 6.3 16.4 10.8 12.2 12.7 6.4 17.7 11.0 10.8 2008E CF Multiple(2) 2.9 5.5 8.9 7.5 5.6 9.0 6.7 10.8 9.4 4.8 13.1 8.1 7.9

2007 Gulf Coast Drilling Program Lafayette Atchafalaya (P&A'd) Kosati Pines (P&A'd) Fricasse (Producing) Pelican Point (T&A'd) La Cantera (Drilling) Ballyliffin (Drilling) Brittas Bay

2007 Gulf Coast Drilling Program

Consistent Approach Generates Continued Growth Economic reserve additions and production growth Effective cost control Balanced portfolio of projects Use acquisitions to augment future drilling program

Growth in Reserves East Texas Arkoma Bcfe 2007 2008 CAGR 33%

Cash Flow Growth in millions CAGR 125%

Gross Margin $ / Mcf CAGR 26%(1) (1) Begins in 1999

Capital Investment Program - Our Change is Complete Onshore Offshore 100% Gulf Coast 33% East Texas 34% Arkoma 14% South Louisiana 20% GOM $185 - 200 million Drill 80 - 90 Wells $64 million Drilled 10 Wells 2002 2007

Increased Drilling Activity CAGR 64% Wells Drilled

We're Forecasting Production Growth Gulf Coast East Texas Arkoma Bcfe CAGR 39% (1) (1) Based on midpoint of guidance for 2007 (82-87 MMcfe/day)

Hedging Positions Mitigate Risks Target of hedging 40%-50% of annual production - approximately 36% of 2007 production is currently hedged (based on mid-point of production guidance) $92 million of revenue (55% of 2007 capital expenditures) has been locked in through hedged production PetroQuest's open oil and gas hedging positions (costless collars) for 2007: Crude Oil Hedged Volumes (Bbls) Average Price Q1 '07 300 $65.00 - $79.10 Q2 '07 1,300 $61.15 - $71.52 Q3 '07 533 $68.12 - $76.17 Q4 '07 700 $68.57 - $75.95 Natural Gas Hedged Volumes (Mmbtu) Average Price Q1 '07 22,500 $8.02 - $9.71 Q2 '07 27,500 $7.86 - $9.52 Q3 '07 27,500 $7.86 - $9.52 Q4 '07 27,500 $7.86 - $9.52

Recent Offering Strengthens Balance Sheet Note: In thousands of dollars Security - Cumulative Perpetual Convertible Preferred Stock $65 million offering on September 20, 2007 (exercise of $9.75 million over-allotment option assumed in pro forma presentation below) Dividend Rate - 6.875%; Conversion Premium - 30%

Framework for Future Growth PetroQuest has the inventory and capability to continue its steady production and reserve growth in all three basins Resource plays forecasted to grow production and reserves in our long-lived areas Continue to improve operating efficiencies in our long- lived areas through continuous drilling 15 high quality exploration prospects in inventory Balance sheet supports reserve base expansion Management owns largest portion of company among peer group

October 2, 2007